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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington DC 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  February 12, 2002

                         Jacobs Engineering Group Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                  1-7463                     95-4081636
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(State of incorporation)       (SEC File No.)       (IRS Employer identification
                                                               number)


    1111 S. Arroyo Parkway, Pasadena, California                91105
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     (Address of principal executive offices)                (Zip code)


Registrant's telephone number (including area code):  (626) 578-3500
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Item 5.  Other Events:

The Board of Directors of Jacobs Engineering Group Inc., a Delaware corporation (the "Registrant"), approved a two-for-one stock split on February 12, 2002.
The stock split will be effected in the form of a stock dividend of one additional share of the Registrant's common stock for each share of common stock held of record on March 1, 2002. The additional shares will be distributed on or about April 1, 2002.

The information contained in the Registrant's press release dated February 12, 2002 with respect to the two-for-one stock split is included in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits:

  (c)    Exhibit No.

         99.1      Press release of Registrant dated February 12, 2002
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


JACOBS ENGINEERING GROUP INC.


By:    /s/ John W. Prosser, Jr.
__________________________________

Name:  John W. Prosser, Jr.
Title: Senior Vice President
       Finance and Administration
Date:  February 14, 2002